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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) or the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2000


                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                 0-27280
     ----------------------------------      ---------------------------------
      (State or other jurisdiction of            (Commission file number)
       incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)


               208 Harbor Drive, Stamford, Connecticut       06912-0061
               ---------------------------------------      -------------
               (Address of principal executive office)       (Zip Code)

                                 (203) 973-6700
                                 --------------
              (Registrant's telephone number, including area code)

                           No Change Since Last Report
                           ---------------------------
             (Former name or address, if changed since last report)

                          ----------------------------


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ITEM 5. OTHER EVENTS

         On September 19, 2000, the Registrant announced (i) the resignation of Bernard Denoyer, the company's Senior Vice President of Finance, Chief Financial Officer and Treasurer, and (ii) the establishment of a $25 million, one-year senior revolving credit facility with The Bank of New York, as more fully described in the Registrant's press release dated September 19, 2000, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.
          4.1 Credit Agreement between META Group, Inc. and The Bank of New York dated September 18, 2000 (with certain information omitted).
          4.2 Note of META Group, Inc. in favor of The Bank of New York in the principal amount of $25,000,000 dated September 18, 2000
          4.3 Security Agreement between META Group, Inc. and The Bank of New York dated September 18, 2000
          4.4 Subsidiary Guarantee among MG (Bermuda) Ltd., The Sentry Group, Inc., META Group, Inc. and The Bank of New York dated September 18, 2000
         99.1     Press release of META Group, Inc. dated September 19, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         META Group, Inc.

Date: October 3, 2000                    By: /s/ Dale Kutnick
                                         --------------------------------------
                                         President, Co-Research Director,
                                         Chief Executive Officer and Chairman
                                         of the Board of Directors